SUPPLEMENT DATED DECEMBER 1, 2003

TO THE PROSPECTUS and

 THE STATEMENT of ADDITIONAL INFORMATION of

THE INTEGRITY FUNDS

Dated September 19, 2003

I.  As stated in the Prospectus and SAI dated September 19, 2003, the Integrity Funds Distributor, Inc. (“IFD”), name has been approved by the National Association of Securities Dealers (the “NASD”) to conduct business as the Funds’ principal underwriter and distributor.